China Housing & Land Development, Inc.

(CHLN: OTCBB)

Roth Capital China Tour

May 2007

Safe Harbor Statement

            Certain statements in this presentation are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the Companies periodic filings with the Securities and Exchange
Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

Historical Financial Results
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
2004
2005
2006
Revenue
Net Income

Company Overview

Largest private residential real
estate developer in Xian, Shaanxi
Province

Established track record of
successful residential and
commercial property development
and sales

Privatized in 1999 and incorporated
under the laws of the PRC in
September 1999

From 1999 through 2006 sales grew
from approximately $2.4 million to
approximately $54.1 million in 2006
with net income increasing from a
loss in 1999 to over $9 million in
2006

Average project IRR of 140%

Experienced management team
with extensive real estate
development expertise

Financial Overview ($ in millions)

Capital Structure/Other Information

Symbol: CHLN (OTCBB)

F/D shares outstanding: 30.4 million

Management ownership: 17%

Institutional ownership: 40%

Float: 4.6 million

Auditor: Moore, Stephens, Wurth and Frazer

Legal: Baker Mackenzie

Fiscal year: December

Company History

Established in 1992 as a state-owned enterprise (SOE)

Mr. Lu Pingji, CEO, has been part of the leadership team
since inception

Focus on real estate developments in Shaanxi Province

1999 management buyout spearheaded by Mr. Lu

Reverse merger with OTCBB trading company on April
21, 2006

Began trading under the symbol CHLN as of May 8,
2006

Completed $25 million private placement with accredited
and institutional investors in May 2007 at $2.70 per
share with 30% warrant coverage at $4.50

Chinese Real Estate Industry Overview

Private real estate developers spurred by favorable demographic and regulatory trends

Population growth in the cities as a result of rural migration

Burgeoning middle and upper classes

Key regulatory events:

1992: Major Chinese cities began selling state-owned housing, causing a structural shift in demand from state-owned private homes

1998: Government abolishes policy of state allocation of housing

1999: Mortgage terms extended to maximum 30 years, with financing increased from
70% to 80% of property value

2007: Government more clearly defines property rights and transfer of ownership

RUSSIA
KAZAKHSTAN
MONGOLIA
BEIJING
Capital Int'l Airport
SOUTH KOREA
JAPAN
CHINA
INDIA
MYANMAR
LAOS
TAIWAN
PACIFIC OCEAN
PHILIPPINES

Xian Market Facts

Xian, the capital of Shaanxi Province is a
city with 8.0 million population, one of the
“Top 10” largest cities in China, located
600 miles southwest of Beijing

Popular tourist destination with such
destinations as the Terra Cotta Warriors
and the Old Walled City of Xian

High density of hi-tech, military,
aeronautic and pharmaceutical
manufacturing companies in addition to
many well-known universities

Central government drivers in place to
expand growth and move Xian into a
regional economic center as part of
Beijing’s “Go West” strategy

GDP growth of 15% per annum over
the past several years,

5% population CAGR expected over
next 3 years

Xian Real Estate Market

China Housing will focus on the Xian market due
to:

The Company’s strong brand name and reputation

Xian’s need for substantial residential housing and
associated retail space. Average living area in Xian is
157 sq. ft. person compared to 268 sq. ft. per person
national average (1)

Significant discount to other major Chinese cities
creating strong development appreciation potential

Central and local government drivers in place to
create over 1.26 billion sq. ft. of new development by
2020(2)

(1)

Source: Xian Bureau of Statistics

(2)

Source: Xian Governmental Yearbook

All projects are multi-family complexes

	Tsining Mingyuan	Lidu Mingyuan	Tsining Hanyuan	Tsining Home IN	Tsining Gangwan

Sold Area (sq. ft.)	571,078	89,163	346,912	323,696	449,962
Apartment Units	303	56	238	215	466
Date Completed	04/2000	11/2001	12/2003	12/2003	12/2004
Realized Revenue (US Millions)	$20.62	$4.14	$17.30	$13.79	$18.33
Gross Profit	$6.16	$1.67	$6.60	$3.70	$4.15
IRR	45%	45%	164%	175%	272%

Completed Projects

Overview of Current and Future Developments

24.3

75.6

1,500

2,524,457

100%

Multi-Family
Commercial

In Process

JunJing II

168.9

309.5

NA

21,213,720

100%

Land

In Process

Baqiao

7.4

25.3

150

780,100

100%

Villa Residence
Hotel

Planning

Kang
Canyon

23.8

64.9

1,500

2,039,793

100%

Multi-Family
Commercial

Planning

Yijing Yuan

10.0

61.4

1,230

1,904,046

100%

Multi-Family
Commercial

Construction
Completed;
Sales in
Process

JunJing I

8.6

25.7

372

532,982

100%

Hotel, Served
Apartment
Commercial

Construction
Completed;
Sales in
Process

24G

Total Profit (3)
(million USD)

Development
Cost (2)
(million USD)

Est.
Unit

Area
(Sq.ft.)(1)

Interest

Type

Status

Project

The Company has acquired land and development rights for all pipeline projects

(1)

Construction area except Baqiao (487 acres) which reflects land area             (3) Total projected after tax project profitability through 2010

(2)

Includes land cost and construction cost

Current
Projects

New
Projects

Junjing Garden I

$9.97

Profit (~2010)

$73.37

Revenue (~2010)

Total Project (in US Millions)

Selling remaining units

Status

9.2006

Planned Completion

6.2004

Commencement

Development Timeline:

308,848

Retail/Commercial

1,595,198

Residential

1,904,046

Total Square Footage:

1,230 apartments

Number of Units

14

Acreage

Multi-family, 15 buildings
Associated retail

Project Type

City of Xian

Location

Tsining 24G

$8.61

Profit (~2010)

$36.17

Revenue (~2010)

Total Project (in US Millions)

Selling remaining units

Status

6.2006

Planned Completion

12.2004

Commencement

Development Timeline:

213,193

Retail/Commercial

319,789

Residential

532,982

Total Square Footage:

372 apartments

Number of Units

2

Acreage

Multi-family, redevelopment

One 26-story building with retail

Project Type

City of Xian

Location

Junjing Garden II

$24.29

Profit (~2010)

$124.87

Revenue (~2010)

Total Project (in US Millions)

Planning/In Progress

Status

11.2009

Planned Completion

6.2007

Commencement

Development Timeline:

117,080

Retail/Commercial

2,407, 377

Residential

2,524,457

Total Square Footage:

1,500 apartments

Number of Units

18

Acreage

Multi-family, associated retail

Project Type

City of Xian

Location

Yijing Garden

$23.78

Profit (~2012)

$105.25

Revenue (~2012)

Total Project (in US Millions)

Planning

Status

2010

Planned Completion

10.2008

Commencement

Development Timeline:

107,619

Retail/Commercial

1,932,174

Residential

2,039,793

Total Square Footage:

1,500 apartments

Number of Units

15

Acreage

Multi-family, associated retail

Project Type

City of Xian

Location

Kang Canyon

$7.35

Profit (~2012)

$32.44

Revenue (~2012)

Total Project (in US Millions)

Planning

Status

2010

Planned Completion

10.2008

Commencement

Development Timeline:

215,200

Retail/Commercial

564,900

Residential

780,100

Total Square Footage:

150 single-family villas

Number of Units

174

Acreage

Single-family villa development,
associated retail, 100 rooms hotel

Project Type

20 kilometers south of Xian

Location

Residential Zone (Residence for High Income Families)
Residential Zone (Residence for Low-Medium Income Families)
Commercial & Entertainment Zone
Public Utilities Zone
Industrial Zone
Parkland

Baqiao Hi-Tech Zone

2,224 acre Xian-based development
encompassing

Residential housing

Retail and light commercial

Aerospace research center

Logistical center

CHLN has acquired 100% interest in New Land
Co. for $34.2 million

New Land has the exclusive rights to
develop 487 acres of land within Baqiao Hi-
Tech Zone

Designated by Xian government to be the new
satellite city

Xian Government is expecting to invest 50
billion RMB for infrastructure construction in
this area in the next 10 years. According to
Xian’s 10 year development Plan, this area
will be mainly a middle and upper residential
area in Xian city with 900,000 residents

Baqiao Business Strategy

CHLN is responsible for settlement and infrastructure facilities

The land would be sold by tender invitation, auction and listing

Taxes for land appreciation will be paid directly to the government

It is expected that 18 million square feet of real estate will be constructed,
80% will be for residence and 20% will be for commerce

Baqiao Hi-Tech Zone Improved Land Sales

    Initial development phase focuses exclusively on improvement and sales of 487 acres

    Improvement  costs of approximately $309 million for all 487 acres

              Construction in Progress

    We expect to sale the 487 acres land from 2007 to 2010 .

146

2009

168

2010

128

2008

45

2007

Sold Land ( acres)

Year

Baqiao Key Highlights

    Significant and exclusive land opportunity (very difficult to obtain)

    Higher profit margins in selling land

    Strong market

        - Land demand is strong in China, Tier 2 markets like Xian not yet saturated

        - Land prices stable and trading upwards at brisk pace

    Fast cash flow turnaround

       - After 3 months of preliminary improvement, Company can sell land immediately

       - Significant contribution to 2007/2008 profitability

Strong Annual Financial Performance

$0.24

$0.45

EPS

$4,738

$9,050

Net Income

$2,333

$4,511

Provision for Taxes

$7,071

$13,562

Operating Income

$25,715

$40,537

Total Costs

$742

$289

Interest expense

$104

$301

Other expense

$3,633

$3,197

SGA

$21,237

$36,750

Cost of Properties
Sold

Cost and Expenses

$32,786

$54,010

Total Revenue

$336

$452

Other Income

$32,450

$53, 647

Sale of Properties

Revenue

2005

2006

Year

(in 000's USD other than EPS)

Key Operating Metrics

N/A

88%

EPS

15%

17%

Net Margin

126%

91%

Net Income

22%

25%

Operating Margins

115%

92%

Operating Income

54%

65%

Revenue Growth

2005

2006

Balance Sheet Highlights

Cash Flow from Operations totaled $6.4 million in 2006

March 31, 2007 Balance Sheet excludes recent $25 million Private Placement

$19,212,958

$20,390,217

Shareholders Equity

$53,632,324

$52,270,887

Total Liabilities

$23,206,852

$22,626,329

Loans payable

$11,386,169

$11,835,787

Income taxes payable

$2,902,426

$2,015,250

Advances from customers

$5,324,815

$5,550,820

Accounts payable

$72,845,282

$72,661,104

Total Assets

$17,701,896

$17,708,994

Property and equipment

$46,978,086

$42,337,458

            Total real estate held

$9,730,650

$10,549,075

            Construction in progress

$37,247,436

$31,788,383

            Finished projects

Real Estate

$3,070,516

$2,618,883

Accounts receivable

$1,487,904

$1,479,805

Cash and restricted cash

December 31, 2006

March 31, 2007

Management

Mr. Lu Pingji, Chairman & CEO

            Mr. Lu has been Chairman of the Board of Directors since September 1999 and has over 30 years experience in housing development, management and construction. Mr. Lu is a graduate from Xian Army College with a major in architectural engineering

Mr. Xiao Genxiang, Chief Administrative Officer

            Mr. Xiao has been CAO and Board Member since September 1999 and possesses extensive experience in real estate acquisition, finance and restructuring. Mr. Xiao received his M.B.A from Xian Jiaotong University

Feng Xiaohong, 41, COO & Board Member, Registered Architect

       Mr. Feng has over 20 years experience in architectural design and real estate development. He is a member of the
China Architecture Association; Vice President of Shaanxi Province Real Estate Association; Vice Director of Xian
Decoration Association. Mr. Feng received his master’s degree in Architecture Science from Xian Architecture &
Technology University

Mr. Wan Yulong, Chief Financial Officer

            Mr. Wan is a senior accountant and CPA and has been the Director of the Accountant Association of Shaanxi
Foreign Investment Corporations. Mr. Wan has been with China Housing since 2003. Prior experience included
CFO of Xian Royal Hotel from 1999 to 2003.

Ms. Jing Lu , Director of Investor Relation

       Ms. Lu has been Director of investor relation since October 2004. Ms. Lu received her master degree from King’s
Collage London in September 2004 .

Conclusion

Largest private residential real estate
developer in Xian

Favorable demographic trends

Experienced management team with
proven track record of successful
developments

Robust pipeline of sizable, profitable
projects

Defensible competitive positioning

Questions

Company Contact:

Jing Lu

China Housing & Land Development, Inc.

(+86)029-8258-2632

jinglu@chidinc.com

Investors:

Matt Hayden

HC International

matt@haydenir.com

858 704 5065